UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 24, 2009

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                             Entry into a Material Definitive Agreement.

(a)             On February 24, 2009, Dexia S.A. (“Dexia”), the parent of Financial Security Assurance Holdings Ltd. (the “Company”), entered into agreements pursuant to which it completed its assumption of the liquidity and credit risk of the Company’s financial products (“FP”) business.  The Company’s FP business raised funds through the issuance of guaranteed investment contracts (“GICs”) and invested those funds in securities with a view towards capturing the net interest margin between the cost of funds borrowed under the GICs and the investment yield on the securities purchased.  The Company is a subsidiary of Dexia Holdings Inc., which in turn is owned 90% by Dexia Crédit Local S.A. (“Dexia Crédit Local”) and 10% by Dexia.  Dexia Crédit Local is a subsidiary of Dexia.

As described in more detail below, the agreements that were entered into between various affiliates of Dexia and the Company, among other things:

•                  provide a $3 billion liquidity facility to the FP business, which is in addition to the $5 billion liquidity facility previously provided by Dexia Credit Local and Dexia Bank Belgium S.A. (“Dexia Bank Belgium”), a subsidiary of Dexia;

•                  release Financial Security Assurance Inc. (“FSA”), the Company’s insurance company subsidiary, from its guaranty of the repayment of borrowings under the first liquidity facility, with no guaranty being provided on the second liquidity facility; and

•                  release FSA from its guaranty of certain investments made with the proceeds from GICs that raised funds for the FP business.

FSA’s existing guaranties of the GICs will remain in place until the GICs are repaid and  FSA retains the benefit of senior liens over the FP assets to secure reimbursement obligations arising from claims under such guaranties.  The liens securing the liquidity facilities are subordinate to liens securing the GICs and FSA.

Entering into these agreements results in a FASB Interpretation 46(R) (as amended) “Consolidation of Variable Interest Entities” reconsideration event.  As a result, the Company will deconsolidate its FP subsidiary FSA Asset Management LLC (“FSAM”), which is the subsidiary that holds the FP investment portfolio.  This will have the effect of substantially increasing the Company’s GAAP net worth.  The Company’s 2008 Annual Report on Form 10-K will include disclosure with respect to the financial statement impact of these agreements.

In November 2008, Dexia entered into a purchase agreement providing for the sale of the Company to Assured Guaranty Ltd. (“Assured”), subject to the satisfaction of specified closing conditions, including regulatory approvals, absence of rating impairment and segregation or separation of the Company’s FP operations from the Company’s financial guaranty operations.  Pursuant to such agreement, the FP operations are expected to be separated from the Company’s financial guaranty operations and retained by Dexia.  The Company ceased issuing GICs in November 2008 in anticipation of the sale of the Company to Assured.

Material Terms of the Agreements Entered Into

As summarized above, FSAM and Dexia Crédit Local entered into a Second Revolving Credit Agreement (the “Second Revolving Credit Agreement”), pursuant to which Dexia Crédit Local provides a $3.0 billion committed standby line of credit to FSAM.  The terms and conditions of the Second Revolving Credit Agreement are substantially similar to those of the revolving credit agreement entered into between FSAM and Dexia Crédit Local in June 2008 (the “First Revolving Credit Agreement”), pursuant to which Dexia Crédit Local and Dexia Bank Belgium provide a $5.0 billion committed standby line of credit to FSAM.  The Second Revolving Credit Agreement has a continually rolling five-year term, subject to termination by Dexia Crédit Local upon five years notice.  FSAM may only borrow under the Second Revolving Credit Agreement if the entire commitment under the First Revolving Credit Agreement has been borrowed and remains outstanding.

In addition, FSA, FSAM, FSA Capital Management Services LLC, FSA Capital Market Services LLC, Dexia Crédit Local and Dexia Bank Belgium entered into an Amended and Restated Pledge and Intercreditor Agreement (the “Restated Pledge Agreement”).  FSA Capital Management Services LLC and FSA Capital Market Services LLC (together, the “GIC Issuers”) are subsidiaries of the Company that issued GICs as part of the Company’s FP business.  Pursuant to the Restated Pledge Agreement, FSAM granted security interests over substantially all its assets (a) to the GIC Issuers, to secure FSAM’s obligations to the GIC Issuers under certain intercompany financing arrangements, and (b) to Dexia Crédit Local, to secure borrowings under the Second Revolving Credit Agreement.

The new security interest in favor of the GIC Issuers is equal in priority to the existing security interest previously granted to FSA to secure FSAM’s reimbursement obligations to FSA in respect of FSA guaranties in favor of various FSAM creditors (some, but not all, of which guaranties remain outstanding).  The new security interest granted to Dexia Crédit Local to secure borrowings under the Second Revolving Credit Agreement is subordinate (a) to the existing security interest in the same collateral that secures borrowings under the First Revolving Credit Agreement, and (b) to the security interests of FSA and the GIC Issuers in the same collateral, which are each senior to both of the security interests securing borrowings under the First and Second Revolving Credit Agreements.  In addition, the new security interest in favor of the GIC Issuers has been collaterally assigned to FSA to secure their reimbursement obligations to FSA in respect of FSA’s guaranties of their GICs.

Item 1.02.                                             Termination of a Material Definitive Agreement.

(a)             Under the original terms of the First Revolving Credit Agreement, FSA was required to guaranty FSAM’s repayment of any borrowings thereunder.  FSA, FSAM, Dexia Crédit Local and Dexia Bank Belgium have now entered into a Guarantee Release Agreement, pursuant to which such FSA guaranty has been released and terminated.

At the same time, FSA, FSAM and the GIC Issuers entered into a Release and Termination Agreement.  Pursuant to the Release and Termination Agreement, FSA’s guaranty of certain assets held by FSAM, as well as its guaranty of FSAM’s obligations under certain intercompany financing arrangements between FSAM and the GIC Issuers, were each released and terminated.  In connection therewith, each of FSAM and the GIC Issuers was released from any further obligation to pay FSA any premium in respect of the terminated guaranties or other FSA guaranties that remain outstanding in connection with the FP business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: March 2, 2009	By:	/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director